United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Praxis Precision Medicines, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

AMENDED NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

Time	9:00 a.m., Eastern Time

Date	Monday, June 12, 2023

Place	Online at www.virtualshareholdermeeting.com/PRAX2023

Purpose	1.	To elect Gregory Norden, Marcio Souza and William Young as Class III members of the Board of Directors, or the Board of Directors, of Praxis Precision Medicines, Inc., or the Company, to serve until the Company’s 2026 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, subject to their earlier death, resignation or removal;
	2.	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;
	3.	To approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers; and
	4.	To transact any other business that may properly come before the meeting or any adjournment thereof.

Proxy Statement Supplement	The accompanying proxy statement supplement contains additional information related to new Proposal 3 to be considered by stockholders at the 2023 Annual Meeting of Stockholders, or the Annual Meeting. However, the proxy statement supplement does not include all of the information provided in connection with the Annual Meeting. Accordingly, you are urged to read the proxy statement supplement in its entirety together with the proxy statement on Schedule 14A previously filed by the Company with the Securities and Exchange Commission on April 28, 2023 and other proxy materials. The proxy statement supplement and a revised proxy card are being sent to our stockholders.

Record Date	The Board of Directors has fixed the close of business on April 17, 2023 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting.

Meeting Admission	All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting. In order to be able to attend the Annual Meeting, you will need the 16-digit control number, which is located on your notice-and-access card and on your proxy card or in the instructions accompanying your proxy materials. Instructions on how to participate in the Annual Meeting are also posted online at www.proxyvote.com.

Voting by Proxy	If you are a stockholder of record, please vote via the Internet, by telephone or by submitting a proxy card by mail. If your shares are held in street name, you will receive instructions from your broker or other nominee explaining how to vote your shares, and you may also have the choice of instructing the record holder as to the voting of your shares over the Internet or by telephone. Follow the instructions on the voting instruction form you received from your broker or nominee.

By order of our Board of Directors,

Alex Nemiroff
Corporate Secretary

Boston, Massachusetts

June 5, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 12, 2023: The Amended Notice of 2023 Annual Meeting of Stockholders, proxy statement, the proxy statement supplement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are available for viewing, printing and downloading at www.proxyvote.com.

PROXY STATEMENT SUPPLEMENT

This supplement supplements and amends the Proxy Statement of Praxis Precision Medicines, Inc. (the “Company”, “we” and “our”) filed on Schedule 14A with the Securities and Exchange Commission (the “SEC”) on April 28, 2023 (the “Proxy Statement”) in connection with the 2023 Annual Meeting of Stockholders scheduled to be held on June 12, 2023 (the “Annual Meeting”) to: (i) add new Proposal 3 to the Proxy Statement that provides for an advisory (non-binding) vote on the compensation of our named executive officers, (ii) to update the Notice of 2023 Annual Meeting of Stockholders to add new Proposal 3, and (iii) to add new Proposal 3 to the proxy card in connection with the Annual Meeting (the “Revised Proxy Card”). Proposal 3 was inadvertently omitted from the Proxy Statement, proxy card and Notice of 2023 Annual Meeting of Stockholders, and this supplement corrects that omission. This supplement does not revise or update any other information in the Proxy Statement or provide all of the information that you should read and consider before voting on all of the proposals that are being presented to stockholders for their vote at the Annual Meeting. You should read this supplement in conjunction with the Proxy Statement. This supplement and the Revised Proxy Card are being sent and made available to stockholders beginning on or about June 5, 2023.

SUPPLEMENTAL QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

How do I vote my shares?

This supplement includes new Proposal 3 to be voted on at the Annual Meeting that was not included in the Proxy Statement. Proxies submitted before the date of this supplement using the original proxy card do not include new Proposal 3. As a result, if you want to vote on new Proposal 3 (as set forth in this supplement), you must cast a new vote before the Annual Meeting.

The Revised Proxy Card permits you to submit your vote for all three of the proposals included in the Proxy Statement and this supplement and will replace any proxy you previously submitted in connection with the Annual Meeting. If you have already submitted your proxy and do not submit a new proxy, your previously submitted proxy will be voted at the Annual Meeting with respect to Proposals 1 and 2 only. We strongly encourage you to submit a new proxy so that your vote will be counted on Proposal 3.

Voting by Internet or telephone, by signing and submitting the Revised Proxy Card or by voting in person at the Annual Meeting, will revoke any prior proxy in its entirety. Therefore, if you submit the Revised Proxy Card (or vote by Internet or telephone), in addition to voting on Proposal 3, you must mark the Revised Proxy Card in the appropriate place (or follow the instructions to vote by Internet or telephone) to indicate your vote on Proposals 1 and 2. If you submit the Revised Proxy Card (or vote by Internet or telephone), and you do not indicate your vote on one or more of the proposals, then your proxy will be voted FOR each of Proposals 1, 2 or 3 for which you do not indicate a vote, even if your prior proxy had indicated a contrary vote.

If you are a stockholder of record and your shares are registered directly in your name, you may vote:

●	By Internet. Access the website of the Company’s tabulator, Broadridge, at: www.proxyvote.com, using the voter control number printed on the furnished proxy card. Your shares will be voted in accordance with your instructions. If you vote on the Internet, you may also request electronic delivery of future proxy materials.

●	By Telephone. Call 1-800-690-6903 toll-free from the United States, U.S. territories and Canada, and follow the instructions on the enclosed proxy card. Your shares will be voted in accordance with your instructions. You must specify how you want your shares voted or your telephone vote cannot be completed.

●	By Mail. Complete and mail a proxy card in the enclosed postage prepaid envelope to Broadridge. Your proxy will be voted in accordance with your instructions. If you sign and return the enclosed proxy but do not specify how you want your shares voted, they will be voted in accordance with the recommendations of the Board of Directors, and will be voted according to the discretion of the proxy holder upon any other business that may properly be brought before the meeting and at all adjournments and postponements thereof. If you vote by telephone or by Internet, you do not have to return your proxy card.

●	By Internet at the Annual Meeting. You can vote at the Annual Meeting online by visiting www.virtualshareholdermeeting.com/PRAX2023.

If your shares of common stock are held in street name (i.e., held for your account by a broker or other nominee), you will receive instructions from your broker or other nominee on how to vote your shares. If you would like to vote your shares online at the Annual Meeting, you should contact your broker or other nominee to obtain your 16-digit control number to attend the Annual Meeting.

What are the Board of Director’s recommendations on how to vote my shares?

The Board of Directors recommends a vote:

Proposal 1: FOR election of the Class III director nominees;

Proposal 2: FOR ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

Proposal 3: FOR approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.

How is my vote counted?

Under our amended and restated bylaw (the “Bylaws”), any proposal other than an election of directors (which is determined by a plurality of the votes properly cast on the election of directors) is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law, our amended and restated certificate of incorporation or our Bylaws. Abstentions or a vote withheld in the case of the election of directors and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker or other nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner. If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions.

Will my shares be voted if I do not return my proxy?

If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet, by telephone, by returning your proxy or by ballot at the Annual Meeting. If your shares are held in street name, your broker or other nominee may under certain circumstances vote your shares if you do not timely return your proxy. Brokers and other nominees can vote customers’ unvoted shares on routine matters, but cannot vote such shares on non-routine matters. The election of directors (Proposal 1) and the advisory (non-binding) vote on the compensation of our named executive officers (Proposal 3) are non-routine matters. The ratification of the appointment of our independent registered public accounting firm (Proposal 2) is a routine matter. We encourage you to provide voting instructions to your broker or other nominee. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your broker or other nominee about how to submit your voting instructions to them at the time you receive this supplement. If you would like to vote your shares online at the Annual Meeting, you should contact your broker or other nominee to obtain your 16-digit control number to attend the Annual Meeting.

PROPOSAL NO. 3 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 enables stockholders to cast a non-binding, advisory vote on the compensation of our named executive officers as described in the Proxy Statement pursuant to the applicable compensation disclosure rules of the Securities and Exchange Commission (the “SEC”), including the compensation tables and narrative discussion. This advisory vote is commonly referred to as a “Say-on-Pay vote” and is required by Section 14A of the Securities Exchange Act of 1934, as amended.

As described in the section of the Proxy Statement entitled “Executive Compensation,” we have developed a compensation program that is designed to attract, motivate, incentivize and retain our executive officers responsible for our success and motivate senior management to enhance long-term stockholder value. The executive compensation program is designed to reward short-term and long-term performance and to align the financial interests of our executive officers with the interests of our stockholders. The primary elements of our executive compensation program are base salary, annual bonuses based on the achievement of certain pre-determined corporate performance objectives and individual performance and long-term equity-based compensation awards. We believe our executive compensation program strikes an appropriate balance between the implementation of responsible, measured compensation practices and the effective provision of incentives for our executive officers to exert their best efforts for our success.

Our Board of Directors is asking our stockholders to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and narrative discussion in the Proxy Statement. The vote is not intended to address any specific item of our executive compensation, but rather the overall compensation of our named executive officers as described in the Proxy Statement.

Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby approved.”

As the Say-on-Pay vote is advisory, it will not be binding on our Board of Directors or our Compensation Committee. However, our Board of Directors and our Compensation Committee value the opinions of our stockholders and our Compensation Committee will consider the outcome of this vote when evaluating our executive compensation policies and practices and making future compensation decisions.

At our 2022 Annual Meeting of Stockholders held on May 26, 2022, our stockholders recommended, on an advisory basis, that the stockholder vote on the compensation of our named executive officers occur every year. In light of the foregoing recommendation, our Board of Directors determined to hold a “say-on-pay” advisory vote every year. Accordingly, our next advisory say-on-pay vote (following the non-binding advisory vote at the Annual Meeting) is expected to occur at the 2024 Annual Meeting of Stockholders.

Vote Required

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes properly cast affirmatively or negatively. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE COMPANY’S PROXY STATEMENT FOR THE 2023 ANNUAL MEETING, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V19430-P92092 2. To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. To approve on a non-binding, advisory basis, the compensation of the named executive officers as disclosed in the Company's proxy statement for the 2023 Annual Meeting pursuant to the applicable compensation disclosure rules of the SEC, including the compensation tables and narrative discussion. Nominees: 1a. Gregory Norden 1b. Marcio Souza 1c. William Young 1. Election of Class III Directors to serve until the 2026 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified. For Withhold For Against Abstain ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. PRAXIS PRECISION MEDICINES, INC. (the "Company") The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following proposals: PRAXIS PRECISION MEDICINES, INC. 99 HIGH STREET, 30TH FLOOR BOSTON, MA 02110 ! ! ! ! ! ! ! ! ! ! VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 11, 2023. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/PRAX2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 11, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V19431-P92092 PRAXIS PRECISION MEDICINES, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS JUNE 12, 2023, 9:00 AM ET The stockholder(s) hereby appoint(s) Marcio Souza and Alex Nemiroff, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, and, in the discretion of the proxies, upon any other matter that may properly come before the meeting or any adjournment or postponement thereof, all of the shares of common stock of Praxis Precision Medicines, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., Eastern Time on Monday, June 12, 2023 via a live audio webcast at www.virtualshareholdermeeting.com/PRAX2023 and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. CONTINUED AND TO BE SIGNED ON REVERSE SIDE